SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future
          Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

          By:     /s/ John M. Zerr
                  ---------------------------------------
          Title:  Senior Vice President

          INVESCO ADVISERS, INC.

          By:     /s/ John M. Zerr
                  ---------------------------------------
          Title:  Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

     AIM EQUITY FUNDS
     (INVESCO EQUITY                                                                                    EXPIRATION
          FUNDS)                             WAIVER DESCRIPTION                     EFFECTIVE DATE          DATE
----------------------     ---------------------------------------------------      --------------     --------------
Invesco Charter Fund       Invesco will waive advisory fees to the extent              1/1/2005          12/31/2012
                           necessary so that advisory fees Invesco receives do
                           not exceed the annualized rates listed below.
                           0.75% of the first $150M
                           0.615% of the next $4.85B
                           0.57% of the next $2.5B
                           0.545% of the next $2.5B
                           0.52% of the excess over $10B

Invesco Constellation      Invesco will waive advisory fees to the extent              3/27/2006         12/31/2012
Fund                       necessary so that advisory fees Invesco receives do
                           not exceed the annualized rates listed below.
                           0.695% of the first $250M
                           0.615% of the next $4B
                           0.595% of the next $750M
                           0.57% of the next $2.5B
                           0.545% of the next $2.5B
                           0.52% of the excess over $10B

     AIM FUNDS GROUP
      (INVESCO FUNDS                                                                                   EXPIRATION
          GROUP)                            WAIVER DESCRIPTION                      EFFECTIVE DATE         DATE
----------------------     ----------------------------------------------------   -----------------   ---------------
Invesco Basic Balanced     Invesco will waive advisory fees to the extent              1/1/2005         12/31/2012
Fund                       necessary so that advisory fees Invesco receives do
                           not exceed the annualized rates listed below.
                           0.62% of the first $250M
                           0.605% of the next $250M
                           0.59% of the next $500M
                           0.575% of the next $1.5B
                           0.56% of the next $2.5B
                           0.545% of the next $2.5B
                           0.53% of the next $2.5B
                           0.515% of the excess over $10B

      AIM TAX-EXEMPT
    FUNDS (INVESCO TAX-                                                                                 EXPIRATION
       EXEMPT FUNDS)                         WAIVER DESCRIPTION                     EFFECTIVE DATE         DATE
-------------------------   ---------------------------------------------------   -----------------   ---------------
Invesco Van Kampen          Invesco will waive advisory fees in the amount of        2/12/2010         6/30/2012
Intermediate Term           0.10% of the Fund's average daily net assets
Municipal Income Fund

Invesco Van Kampen New      Invesco will waive advisory fees in the amount of        2/12/2010         6/30/2012
York Tax Free Income Fund   0.25% of the Fund's average daily net assets

      AIM TREASURER'S
       SERIES TRUST
   (INVESCO TREASURER'S                                                                                 EXPIRATION
       SERIES TRUST)                         WAIVER DESCRIPTION                     EFFECTIVE DATE          DATE
-------------------------   ---------------------------------------------------   -----------------   ---------------
Premier Portfolio           Invesco will waive advisory fees in the amount of        2/25/2005         12/31/2011
                            0.03% of the Fund's average daily net assets

Premier U.S. Government     Invesco will waive advisory fees in the amount of        2/25/2005         12/31/2011
Money Portfolio             0.05% of the Fund's average daily net assets

       AIM VARIABLE
      INSURANCE FUNDS
     (INVESCO VARIABLE                                                                                  EXPIRATION
     INSURANCE FUNDS)                        WAIVER DESCRIPTION                     EFFECTIVE DATE          DATE
-------------------------   ---------------------------------------------------   -----------------   ---------------
Invesco V. I. Basic         Invesco will waive advisory fees to the extent           1/1/2010          04/30/2011
Balanced Fund               necessary so that advisory fees Invesco receives
                            do not exceed the annualized rates listed below.
                            0.62% of the first $250M
                            0.605% of the next $250M
                            0.59% of the next $500M
                            0.575% of the next $1.5B
                            0.56% of the next $2.5B
                            0.545% of the next $2.5B
                            0.53% of the next $2.5B
                            0.515% of the excess over $10B



Invesco V. I. Capital       Invesco will waive advisory fees to the extent           1/1/2005          4/30/2011
Development Fund            necessary so that advisory fees Invesco receives
                            do not exceed the annualized rates listed below.
                            0.745% of the first $250M
                            0.73% of the next $250M
                            0.715% of the next $500M
                            0.70% of the next $1.5B
                            0.685% of the next $2.5B
                            0.67% of the next $2.5B
                            0.655% of the next $2.5B
                            0.64% of the excess over $10B

                                   EXHIBIT "B"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                                  EFFECTIVE DATE              COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Balanced Fund                                                   February 12, 2010               June 30, 2011
Invesco California Tax-Free Income Fund                                 February 12, 2010               June 30, 2011
Invesco Core Plus Bond Fund                                               June 2, 2009                  June 30, 2011
Invesco Dividend Growth Securities Fund                                 February 12, 2010               June 30, 2011
Invesco Equally-Weighted S&P 500 Fund                                   February 12, 2010               June 30, 2011
Invesco Floating Rate Fund                                                July 1, 2007                  June 30, 2011
Invesco Fundamental Value Fund                                          February 12, 2010               June 30, 2011
Invesco Large Cap Relative Value Fund                                   February 12, 2010               June 30, 2011
Invesco Multi-Sector Fund                                                 July 1, 2007                  June 30, 2011
Invesco New York Tax-Free Income Fund                                   February 12, 2010               June 30, 2011
Invesco S&P 500 Index Fund                                              February 12, 2010               June 30, 2011
Invesco Select Real Estate Income Fund                                    July 1, 2007                  June 30, 2011
Invesco Structured Core Fund                                              July 1, 2007                  June 30, 2011
Invesco Structured Growth Fund                                            July 1, 2007                  June 30, 2011
Invesco Structured Value Fund                                             July 1, 2007                  June 30, 2011
Invesco Van Kampen American Franchise Fund                              February 12, 2010               June 30, 2011
Invesco Van Kampen Core Equity Fund                                     February 12, 2010               June 30, 2011
Invesco Van Kampen Equity and Income Fund                               February 12, 2010               June 30, 2011
Invesco Van Kampen Equity Premium Income Fund                           February 12, 2010               June 30, 2011
Invesco Van Kampen Growth and Income Fund                               February 12, 2010               June 30, 2011
Invesco Van Kampen Pennsylvania Tax Free Income Fund                    February 12, 2010               June 30, 2011
Invesco Van Kampen Small Cap Growth Fund                                February 12, 2010               June 30, 2011

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                               EFFECTIVE DATE                  COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Capital Development Fund                                         July 1, 2007                    June 30, 2011
Invesco Charter Fund                                                     July 1, 2007                    June 30, 2011
Invesco Constellation Fund                                               July 1, 2007                    June 30, 2011
Invesco Disciplined Equity Fund                                          July 14, 2009                   June 30, 2011
Invesco Diversified Dividend Fund                                        July 1, 2007                    June 30, 2011
Invesco Large Cap Basic Value Fund                                       July 1, 2007                    June 30, 2011
Invesco Large Cap Growth Fund                                            July 1, 2007                    June 30, 2011
Invesco Summit Fund                                                      July 1, 2007                    June 30, 2011

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                                    EFFECTIVE DATE                  COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Basic Balanced Fund                                              July 1, 2007                    June 30, 2011
Invesco European Small Company Fund                                      July 1, 2007                    June 30, 2011
Invesco Global Core Equity Fund                                          July 1, 2007                    June 30, 2011
Invesco International Small Company Fund                                 July 1, 2007                    June 30, 2011
Invesco Mid Cap Basic Value Fund                                         July 1, 2007                    June 30, 2011
Invesco Select Equity Fund                                               July 1, 2007                    June 30, 2011
Invesco Small Cap Equity Fund                                            July 1, 2007                    June 30, 2011

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                                      EFFECTIVE DATE               COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Basic Value Fund                                                   July 1, 2007                 June 30, 2011
Invesco Convertible Securities Fund                                      February 12, 2010              June 30, 2011
Invesco Global Equity Fund                                                 July 1, 2007                 June 30, 2011
Invesco Mid Cap Core Equity Fund                                           July 1, 2007                 June 30, 2011
Invesco Small Cap Growth Fund                                              July 1, 2007                 June 30, 2011
Invesco Van Kampen Asset Allocation Conservative Fund                    February 12, 2010              June 30, 2011
Invesco Van Kampen Asset Allocation Growth Fund                          February 12, 2010              June 30, 2011
Invesco Van Kampen Asset Allocation Moderate Fund                        February 12, 2010              June 30, 2011
Invesco Van Kampen Harbor Fund                                           February 12, 2010              June 30, 2011
Invesco Van Kampen Leaders Fund                                          February 12, 2010              June 30, 2011
Invesco Van Kampen Real Estate Securities Fund                           February 12, 2010              June 30, 2011
Invesco Van Kampen U.S. Mortgage Fund                                    February 12, 2010              June 30, 2011

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                                    EFFECTIVE DATE                  COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Asia Pacific Growth Fund                                         July 1, 2007                    June 30, 2011
Invesco European Growth Fund                                             July 1, 2007                    June 30, 2011
Invesco Global Growth Fund                                               July 1, 2007                    June 30, 2011
Invesco Global Small & Mid Cap Growth Fund                               July 1, 2007                    June 30, 2011
Invesco International Growth Fund                                        July 1, 2007                    June 30, 2011
Invesco International Core Equity Fund                                   July 1, 2007                    June 30, 2011

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                      EFFECTIVE DATE                COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Alternative Opportunities Fund                                   February 12, 2010               June 30, 2011
Invesco Balanced-Risk Allocation Fund*                                     May 29, 2009                  June 30, 2011
Invesco China Fund                                                         July 1, 2007                  June 30, 2011
Invesco Commodities Strategy Fund**                                      February 12, 2010               June 30, 2011
Invesco Developing Markets Fund                                            July 1, 2007                  June 30, 2011
Invesco Emerging Market Local Currency Debt Fund                           June 14, 2010                 June 30, 2011
Invesco Endeavor Fund                                                      July 1, 2007                  June 30, 2011
Invesco FX Alpha Plus Strategy Fund                                      February 12, 2010               June 30, 2011
Invesco FX Alpha Strategy Fund                                           February 12, 2010               June 30, 2011
Invesco Global Advantage Fund                                            February 12, 2010               June 30, 2011
Invesco Global Dividend Growth Securities Fund                           February 12, 2010               June 30, 2011
Invesco Global Fund                                                        July 1, 2007                  June 30, 2011
Invesco Global Health Care Fund                                            July 1, 2007                  June 30, 2011
Invesco Health Sciences Fund                                             February 12, 2010               June 30, 2011
Invesco International Growth Equity Fund                                 February 12, 2010               June 30, 2011
Invesco International Total Return Fund                                    July 1, 2007                  June 30, 2011
Invesco Japan Fund                                                         July 1, 2007                  June 30, 2011
Invesco LIBOR Alpha Fund                                                   July 1, 2007                  June 30, 2011
Invesco Pacific Growth Fund                                              February 12, 2010               June 30, 2011
Invesco Small Companies Fund                                               July 1, 2007                  June 30, 2011
Invesco Van Kampen Emerging Markets Fund                                 February 12, 2010               June 30, 2011
Invesco Van Kampen Global Bond Fund                                      February 12, 2010               June 30, 2011
Invesco Van Kampen Global Equity Allocation Fund                         February 12, 2010               June 30, 2011
Invesco Van Kampen Global Franchise Fund                                 February 12, 2010               June 30, 2011
Invesco Van Kampen Global Tactical Asset Allocation Fund                 February 12, 2010               June 30, 2011
Invesco Van Kampen International Advantage Fund                          February 12, 2010               June 30, 2011
Invesco Van Kampen International Growth Fund                             February 12, 2010               June 30, 2011

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. invests.

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                                      EFFECTIVE DATE                COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Core Bond Fund                                                     July 1, 2007                  June 30, 2011
Invesco Dynamics Fund                                                      July 1, 2007                  June 30, 2011
Invesco Global Real Estate Fund                                            July 1, 2007                  June 30, 2011
Invesco High Yield Fund                                                    July 1, 2007                  June 30, 2011
Invesco High Yield Securities Fund                                       February 12, 2010               June 30, 2011
Invesco Income Fund                                                        July 1, 2007                  June 30, 2011
Invesco Limited Maturity Treasury Fund                                     July 1, 2007                  June 30, 2011
Invesco Money Market Fund                                                  July 1, 2007                  June 30, 2011
Invesco Municipal Bond Fund                                                July 1, 2007                  June 30, 2011
Invesco Real Estate Fund                                                   July 1, 2007                  June 30, 2011
Invesco Short Term Bond Fund                                               July 1, 2007                  June 30, 2011
Invesco U.S. Government Fund                                               July 1, 2007                  June 30, 2011
Invesco Van Kampen Core Plus Fixed Income Fund                           February 12, 2010               June 30, 2011
Invesco Van Kampen Corporate Bond Fund                                   February 12, 2010               June 30, 2011
Invesco Van Kampen Government Securities Fund                            February 12, 2010               June 30, 2011
Invesco Van Kampen High Yield Fund                                       February 12, 2010               June 30, 2011
Invesco Van Kampen Limited Duration Fund                                 February 12, 2010               June 30, 2011

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                                      EFFECTIVE DATE               COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco Energy Fund                                                        July 1, 2007                 June 30, 2011
Invesco Financial Services Fund                                            July 1, 2007                 June 30, 2011
Invesco Gold & Precious Metals Fund                                        July 1, 2007                 June 30, 2011
Invesco Leisure Fund                                                       July 1, 2007                 June 30, 2011
Invesco Mid-Cap Value Fund                                               February 12, 2010              June 30, 2011
Invesco Small-Mid Special Value Fund                                     February 12, 2010              June 30, 2011
Invesco Special Value Fund                                               February 12, 2010              June 30, 2011
Invesco Technology Fund                                                    July 1, 2007                 June 30, 2011
Invesco Technology Sector Fund                                           February 12, 2010              June 30, 2011
Invesco U.S. Mid Cap Value Fund                                          February 12, 2010              June 30, 2011
Invesco U.S. Small Cap Value Fund                                        February 12, 2010              June 30, 2011
Invesco U.S. Small/Mid Cap Value Fund                                    February 12, 2010              June 30, 2011
Invesco Utilities Fund                                                     July 1, 2007                 June 30, 2011
Invesco Value Fund                                                       February 12, 2010              June 30, 2011
Invesco Value II Fund                                                    February 12, 2010              June 30, 2011
Invesco Van Kampen American Value Fund                                   February 12, 2010              June 30, 2011
Invesco Van Kampen Capital Growth Fund                                   February 12, 2010              June 30, 2011
Invesco Van Kampen Comstock Fund                                         February 12, 2010              June 30, 2011
Invesco Van Kampen Enterprise Fund                                       February 12, 2010              June 30, 2011
Invesco Van Kampen Mid Cap Growth Fund                                   February 12, 2010              June 30, 2011
Invesco Van Kampen Small Cap Value Fund                                  February 12, 2010              June 30, 2011
Invesco Van Kampen Technology Sector Fund                                February 12, 2010              June 30, 2011
Invesco Van Kampen Utility Fund                                          February 12, 2010              June 30, 2011
Invesco Van Kampen Value Opportunities Fund                              February 12, 2010              June 30, 2011

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                                      EFFECTIVE DATE               COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco High Income Municipal Fund                                          July 1, 2007                June 30, 2011
Invesco Municipal Fund                                                    February 12, 2010             June 30, 2011
Invesco Tax-Exempt Cash Fund                                                July 1, 2007                June 30, 2011
Invesco Tax-Exempt Securities Fund                                        February 12, 2010             June 30, 2011
Invesco Tax-Free Intermediate Fund                                          July 1, 2007                June 30, 2011
Invesco Van Kampen California Insured Tax Free Fund                       February 12, 2010             June 30, 2011
Invesco Van Kampen High Yield Municipal Fund                              February 12, 2010             June 30, 2011
Invesco Van Kampen Insured Tax Free Income Fund                           February 12, 2010             June 30, 2011
Invesco Van Kampen Intermediate Term Municipal Income Fund                February 12, 2010             June 30, 2011
Invesco Van Kampen Municipal Income Fund                                  February 12, 2010             June 30, 2011
Invesco Van Kampen New York Tax Free Income Fund                          February 12, 2010             June 30, 2011

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                                        EFFECTIVE DATE             COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Invesco V.I. Basic Balanced Fund                                            July 1, 2007                June 30, 2011
Invesco V.I. Basic Value Fund                                               July 1, 2007                June 30, 2011
Invesco V.I. Capital Appreciation Fund                                      July 1, 2007                June 30, 2011
Invesco V.I. Capital Development Fund                                       July 1, 2007                June 30, 2011
Invesco V.I. Core Equity Fund                                               July 1, 2007                June 30, 2011
Invesco V.I. Diversified Income Fund                                        July 1, 2007                June 30, 2011
Invesco V.I. Dividend Growth Fund                                         February 12, 2010             June 30, 2011
Invesco V.I. Dynamics Fund                                                  July 1, 2007                June 30, 2011
Invesco V.I. Financial Services Fund                                        July 1, 2007                June 30, 2011
Invesco V.I. Global Dividend Growth Fund                                  February 12, 2010             June 30, 2011
Invesco V.I. Global Health Care Fund                                        July 1, 2007                June 30, 2011
Invesco V.I. Global Multi-Asset Fund                                      October 22, 2008              June 30, 2011
Invesco V.I. Global Real Estate Fund                                        July 1, 2007                June 30, 2011
Invesco V.I. Government Securities Fund                                     July 1, 2007                June 30, 2011
Invesco V.I. High Yield Fund                                                July 1, 2007                June 30, 2011
Invesco V.I. High Yield Securities Fund                                   February 12, 2010             June 30, 2011
Invesco V.I. Income Builder Fund                                          February 12, 2010             June 30, 2011
Invesco V.I. International Growth Fund                                      July 1, 2007                June 30, 2011
Invesco V.I. Large Cap Growth Fund                                          July 1, 2007                June 30, 2011
Invesco V.I. Leisure Fund                                                   July 1, 2007                June 30, 2011
Invesco V.I. Mid Cap Core Equity Fund                                       July 1, 2007                June 30, 2011
Invesco V.I. Money Market Fund                                              July 1, 2007                June 30, 2011
Invesco V.I. S&P 500 Index Fund                                           February 12, 2010             June 30, 2011
Invesco V.I. Select Dimensions Balanced Fund                              February 12, 2010             June 30, 2011
Invesco V.I. Select Dimensions Dividend Growth Fund                       February 12, 2010             June 30, 2011
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund              February 12, 2010             June 30, 2011
Invesco V.I. Small Cap Equity Fund                                          July 1, 2007                June 30, 2011
Invesco V.I. Technology Fund                                                July 1, 2007                June 30, 2011
Invesco V.I. Utilities Fund                                                 July 1, 2007                June 30, 2011
Invesco Van Kampen V.I. Capital Growth Fund                               February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Comstock Fund                                     February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Equity and Income Fund                            February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund             February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Global Value Equity Fund                          February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Government Fund                                   February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Growth and Income Fund                            February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. High Yield Fund                                   February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. International Growth Equity Fund                  February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Mid Cap Growth Fund                               February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Mid Cap Value Fund                                February 12, 2010             June 30, 2011
Invesco Van Kampen V.I. Value Fund                                        February 12, 2010             June 30, 2011

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                                      EFFECTIVE DATE              COMMITTED UNTIL
--------------------------------------------------------------     ----------------------------     ---------------------
Government TaxAdvantage Portfolio                                          July 1, 2007                 June 30, 2011
STIC Prime Portfolio                                                       July 1, 2007                 June 30, 2011
Treasury Portfolio                                                         July 1, 2007                 June 30, 2011